SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 30, 1996

                             THE MORGAN GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


             1-13586                                      22-2902315
     (Commission File Number)                  (IRS Employer Identification No.)

        2746 Old U.S. 20 West
         Elkhart, Indiana                                  46514-1168
 (Address of principal executive offices)                   (Zip Code)

                                 (219) 295-2200
                Registrant's telephone number, including zip code




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Item 5.           OTHER EVENTS

         On February 3, 1999, The Morgan Group, Inc. announced that it entered into a $20 million Revolving Credit and Term Loan Agreement (the "Loan Agreement") with BankBoston, N.A., effective January 28, 1999. The press release dated February 3, 1999 announcing the closing of the Loan Agreement is attached hereto as Exhibit 99.



Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit

4(1)              Revolving Credit and Term Loan Agreement
4(2)              Guaranty
4(3)              Security Agreement
4(4)              Stock Pledge Agreement
4(5)              Revolving Credit Note
99                Press Release



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              THE MORGAN GROUP, INC.


February 10, 1999                             By: /s/ Dennis R. Duerksen
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                                              Dennis R. Duerksen
                                              Chief Financial Officer



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